UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2019

RenaissanceRe Holdings Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-14428	98-014-1974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Renaissance House 12 Crow Lane, Pembroke Bermuda	HM 19
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (441) 295-4513

Not Applicable

(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 28, 2019, RenaissanceRe Holdings Ltd. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., Merrill Lynch, Pierce Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, and Wells Fargo Securities, LLC, on behalf of themselves and as representatives of the underwriters named therein. The Underwriting Agreement provided for the offer and sale (the “Offering”) of $400,000,000 aggregate principal amount of the Company’s 3.600% Senior Notes due 2029 (the “Notes”). A copy of the Underwriting Agreement is attached as Exhibit 1.1 hereto, and is incorporated herein by reference.

The Offering was made pursuant to a shelf registration statement on Form S-3 (No. 333-219675, as amended by Post-Effective Amendment No. 1, filed with the United States Securities and Exchange Commission (the “SEC”) on August 1, 2018), and a prospectus supplement filed with the SEC on April 1, 2019. The Offering of the Notes closed on April 2, 2019. In connection with the Offering, the Company entered into several contracts as described below.

Senior Indenture and First Supplemental Indenture

On April 2, 2019, the Company, as issuer, and Deutsche Bank Trust Company Americas, as trustee, entered into a senior indenture (the “Senior Indenture”) and a first supplemental indenture (the “First Supplemental Indenture”). The Senior Indenture and the First Supplemental Indenture set forth the terms and conditions under which the Notes were issued as well as the rights and obligations of the parties thereto and of the holders of the Notes. Copies of the Senior Indenture and the First Supplemental Indenture are filed as Exhibits 4.1 and 4.2 hereto, respectively, and are incorporated herein by reference.

Item 8.01	Other Events.

On March 28, 2019, the Company issued a press release announcing that it priced the Offering of the Notes. The press release announcing the pricing of the Offering is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement, dated March 28, 2019, by and among RenaissanceRe Holdings Ltd., as issuer, and Citigroup Global Markets Inc., Merrill Lynch, Pierce Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, and Wells Fargo Securities, LLC, on behalf of themselves and as representatives of the underwriters named therein.

4.1	Senior Indenture, dated as of April 2, 2019, by and between RenaissanceRe Holdings Ltd., as issuer, and Deutsche Bank Trust Company Americas, as trustee.

4.2	First Supplemental Indenture, dated as of April 2, 2019, by and between RenaissanceRe Holdings Ltd., as issuer, and Deutsche Bank Trust Company Americas, as trustee.

5.1	Opinion of Willkie Farr & Gallagher LLP.

5.2	Opinion of Conyers Dill & Pearman Limited.

99.1	Press Release, dated March 28, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENAISSANCERE HOLDINGS LTD.

Date:	By:	/s/ James C. Fraser
April 2, 2019		James C. Fraser Senior Vice President and Chief Accounting Officer